Supplement dated May 11, 2020
to the Prospectus, as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners International Core Equity Fund	5/1/2020
Variable Portfolio - Partners International Growth Fund	5/1/2020
Variable Portfolio - Partners International Value Fund	5/1/2020
For Variable Portfolio - Partners International Core Equity Fund: On or about May 12, 2020, Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders) will assume day-to-day management of a portion of the Fund's portfolio. Accordingly, all references to “the Effective Date” in the May 1, 2020 prospectus supplement for the Fund are hereby replaced with “on or about May 12, 2020.” Additionally, the address for SIMNA Ltd. included in the May 1, 2020 prospectus supplement for the Fund is hereby replaced with 1 London Wall Place, London EC2Y 5AU, UK.
For Variable Portfolio - Partners International Growth Fund: On or about May 15, 2020, Walter Scott & Partners Limited (Walter Scott) will assume day-to-day management of a portion of the Fund’s portfolio. Accordingly, all references to “the Effective Date” in the May 1, 2020 prospectus supplement for the Fund are hereby replaced with “on or about May 15, 2020.”
For Variable Portfolio - Partners International Value Fund: On or about May 19, 2020, Thompson, Siegel & Walmsley LLC (TSW) will assume day-to-day management of a portion of the Fund’s portfolio. Accordingly, all references to “the Effective Date” in the May 1, 2020 prospectus supplement for the Fund are hereby replaced with “on or about May 19, 2020.”
Shareholders should retain this Supplement for future reference.
S-6546-143 A (5/20)